UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2022

 PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-36007	46-2519850
(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

309 N. Water Street, Suite 500		53202
Milwaukee	Wisconsin	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DOC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

    On May 3, 2022, Physicians Realty Trust (the “Company”) held the 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, shareholders of the Company considered and voted on four proposals submitted for shareholder vote, each of which is more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 23, 2022. A brief description of the matters voted on at the Annual Meeting and the final results of such voting appears below.

Proposal One. Election of Trustees

    The individuals listed below were elected to the Board of Trustees of the Company, each of whom will serve until the next annual meeting of shareholders and until his or her respective successor is duly elected and qualified:

Election of Directors:	For	Withheld	Abstained	Broker Non-Vote
John T. Thomas	182,667,661	1,020,010	—	19,652,604
Tommy G. Thompson	178,483,244	5,204,426	—	19,652,604
Stanton D. Anderson	180,176,578	3,511,092	—	19,652,604
Mark A. Baumgartner	182,078,925	1,608,745	—	19,652,604
Albert C. Black, Jr.	178,722,175	4,965,495	—	19,652,604
William A. Ebinger, M.D.	182,134,877	1,552,793	—	19,652,604
Pamela J. Kessler	182,494,790	1,192,880	—	19,652,604
Ava E. Lias-Booker	183,187,483	500,187	—	19,652,604
Richard A. Weiss	180,756,124	2,931,546	—	19,652,604

Proposal Two. Ratification of Independent Registered Public Accounting Firm

    A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved as follows:

For	Against	Abstained	Broker Non-Vote
194,143,280	8,962,832	234,162	—

Proposal Three. Advisory Vote on Executive Compensation

    A proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers was approved as follows:

For	Against	Abstained	Broker Non-Vote
174,220,632	8,900,260	566,778	19,652,604

Proposal Four. Advisory Vote on Frequency of Casting Future Votes on Executive Compensation

    A proposal to approve, on a non-binding advisory basis, the frequency of casting future votes on the compensation paid to the Company’s named executive officers was approved as follows:

1 Year	2 Years	3 Years	Abstained	Broker Non-Vote	Uncast
178,912,988	233,601	4,020,388	520,953	19,652,604	101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 4, 2022		PHYSICIANS REALTY TRUST

		By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer